                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): January 25, 2005 (January 25, 2005)
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                           BANCORP RHODE ISLAND, INC.
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             (Exact name of registrant as specified in its charter)

                                  Rhode Island

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                 (State or other jurisdiction of incorporation)

        333-33182                                                  05-0509802
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  (Commission File Number)                              (IRS Employer Identification Number)

              One Turks Head Place, Providence, Rhode Island 02903
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                    (Address of principal executive offices)

                                 (401) 456-5000
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 2.02.        Results of Operation and Financial Condition

On January 25, 2005, Bancorp Rhode Island,  Inc. issued a press release in which it disclosed unaudited financial  information related to fourth quarter and 2004
consolidated   earnings.   A  copy  of  the  press  release   relating  to  such
announcement,  dated January 25, 2005, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This  information  shall not be deemed "filed" for purposes of Section 18 of the
Securities   Exchange  Act  of  1934,  as  amended  (the  "Exchange   Act"),  or
incorporated  by reference in any filing under the  Securities  Act of 1933,  as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

(c)             Exhibits

Exhibit No.     Exhibit

99.1     Press Release dated January 25, 2005

                                   SIGNATURES

     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, as amended,  the  Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BANCORP RHODE ISLAND, INC.

                                          By: /s/ Albert R. Rietheimer

                                                  Albert R. Rietheimer
                                                  Chief Financial Officer

Date:  January 25, 2005